UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2010
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32599 (Commission File Number)	20-2485124 (I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma (Address of Principal Executive Offices)	74172-0172 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          In connection with the 144A Offering (as defined in Item 8.01), Williams Partners L.P. (the “Partnership”) disclosed certain information to prospective investors in a preliminary offering memorandum dated February 2, 2010 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Partnership is furnishing as Exhibits 99.1, 99.2, 99.3 and 99.4 the following information: (i) unaudited pro forma financial statements as of September 30, 2009 and for the year ended December 31, 2008 and nine months ended September 30, 2009 for the Partnership, (ii) audited financial statements for the years ended December 31, 2007 and 2008 and unaudited financial statements for the nine months ended September 30, 2009 for the entities that the Partnership will acquire pursuant to its asset contribution transaction with The Williams Companies, Inc. (“Williams”) that was announced on January 19, 2010 (such acquired entities, the “Contributed Entities”), (iii) the section of the Preliminary Offering Memorandum captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Contributed Entities” and (iv) the section of the Preliminary Offering Memorandum captioned “Summary Historical and Pro Forma Financial and Operating Data.”
          The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 8.01. Other Events.
          On February 2, 2010, the Partnership announced that it was initiating a private debt issuance to certain institutional investors (the “144A Offering”). The Partnership intends to use the net proceeds from the 144A Offering to fund the cash portion of its previously announced asset contribution transaction with Williams. A copy of the press release announcing the 144A Offering is attached as Exhibit 99.5 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Pro Forma Financial Statements for the Partnership.

99.2	Financial Statements for the Contributed Entities.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Contributed Entities.

99.4	Summary Historical and Pro Forma Financial and Operating Data.

99.5	Press Release, dated February 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: February 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro Forma Financial Statements for the Partnership.

99.2	Financial Statements for the Contributed Entities.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Contributed Entities.

99.4	Summary Historical and Pro Forma Financial and Operating Data.

99.5	Press Release, dated February 2, 2010.